Exhibit 99.1

Freescale Semiconductor Reports Second Quarter 2005 Results

    AUSTIN, Texas--(BUSINESS WIRE)--July 19, 2005--Freescale
Semiconductor (NYSE:FSL) (NYSE:FSL.B) today reported its financial results for the second quarter ended July 1, 2005. Second quarter 2005 highlights include:

    Net sales of $1.47 billion;

    Gross margin of 41.6%;

    Operating earnings of $139 million;

    Net earnings of $122 million; and

    Diluted earnings per share of $.29.

    "Our second quarter results demonstrate that we are continuing to improve our execution," said Michel Mayer, chairman and CEO. "We are pleased with the progress we have made during our first year as a public company and remain focused on reaching the next level of performance."

    Second Quarter Overview

    Sales

    Net sales in the second quarter of 2005 were $1.47 billion, compared to $1.44 billion in the first quarter of 2005 and $1.46 billion in the second quarter of 2004.

    Gross Margin

    Gross margin in the second quarter of 2005 was 41.6%, compared to 40.2% in the first quarter of 2005 and 38.4% in the second quarter of 2004. Gross margin in the second quarter of 2005 benefited from a favorable product mix along with continued cost controls and operational efficiencies.

    Operating Earnings

    Operating earnings for the second quarter of 2005 were $139 million or 9.4% of net sales. The company reported operating earnings of $110 million for the first quarter of 2005 and operating earnings of $55 million for the second quarter of 2004.

    Net Earnings

    Net earnings for the second quarter of 2005 were $122 million, or $.29 per fully diluted share, compared to $85 million or $.20 per fully diluted share in the first quarter of 2005 and $43 million or $.15 per fully diluted share (pro forma) in the second quarter of 2004.

    Net earnings for the second quarter of 2005 included $5 million of separation expenses. Restructuring charges and separation expenses were $18 million in the first quarter of 2005 and $39 million in the second quarter of 2004.

    Operating highlights

    In the second quarter of 2005, capital expenditures were $112 million (7.6% of net sales), research and development expenses totaled $266 million (18.1% of net sales), and selling, general and administrative expenses were $202 million (13.7% of net sales). Cash, cash equivalents and short-term investments in the second quarter of 2005 increased sequentially by $206 million and totaled $2.6 billion.

    Transportation and Standard Products

    The Transportation and Standard Products Segment reported net sales of $667 million in the second quarter of 2005, compared to $661 million in the first quarter of 2005 and $646 million in the second quarter of 2004. The segment's operating earnings were $87 million in the second quarter of 2005, compared to $80 million in the first quarter of 2005 and $60 million in the second quarter of 2004.

    Networking and Computing Systems

    The Networking and Computing Systems Segment reported net sales of $387 million, compared to $349 million in the first quarter of 2005 and $398 million in the second quarter of 2004. The segment's operating earnings were $94 million in the second quarter of 2005, compared to $71 million in the first quarter of 2005 and $71 million in the second quarter of 2004.

    Wireless and Mobile Solutions

    The Wireless and Mobile Solutions Segment reported net sales of $401 million in the second quarter of 2005, compared to $412 million in the first quarter of 2005 and $400 million in the second quarter of 2004. The segment generated operating income of $5 million in the second quarter of 2005, compared to operating income of $15 million in the first quarter of 2005 and an operating loss of ($43) million in the second quarter of 2004.

    Other Operations

    Other operations includes the Metrowerks software business, other miscellaneous businesses and any factories in production start-up, including the Crolles 300 millimeter facility. It also includes any restructuring charges, separation expenses and miscellaneous income and expenses not attributable to any one of our business segments.

    Other operations reported an operating loss of ($47) million in the second quarter of 2005 compared to an operating loss of ($56) million in the first quarter of 2005 and ($33) million in the second quarter of 2004.

    Third Quarter 2005 Outlook

    For the third quarter of 2005, the company expects to report revenues of $1.38 to $1.47 billion, consistent with typical seasonality, and gross margins essentially in-line with the level reported in the second quarter of 2005.

    Conference Call and Webcast

    Freescale's quarterly earnings call is scheduled to begin at 5:00 p.m. Central time (USA) on Tuesday, July 19, 2005. The company will offer a live webcast of the conference call over the Internet at www.freescale.com/investor.

    The company uses certain non-GAAP financial measures in analyzing financial results because they are useful to investors and management in evaluating the company's ongoing operational performance. These financial measures facilitate making period-to-period comparisons exclusive of the impact of certain events, such as the separation from Motorola, Inc. and restructuring charges. In addition, presentation of these non-GAAP financial measures enables investors to evaluate the company's performance under both the GAAP and pro forma measures that management uses to evaluate the company's performance. Where non-GAAP financial measures have been included in this press release, the company has reconciled the GAAP to the non-GAAP measures in the table below.

    Caution Regarding Forward-Looking Statements

    This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as expects, anticipates, plans, believes, estimates, will or words of similar meaning and include statements regarding the plans and expectations for the upcoming quarter, the year and the future. Forward-looking statements are based on management's current expectations and assumptions, including but not limited to the following general underlying assumptions: the market for semiconductor products will grow over the long term; new technologies and applications will continue to be developed; and manufacturers of automotive, networking and wireless products will increasingly look to semiconductor providers for platform-level products and systems-on-a-chip. These assumptions are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual outcomes to differ materially from the expectations of the company and its management. These uncertainties, risks and changes include, but are not limited to: a decline in market demand for our products; the loss of a major customer, or a substantial reduction in sales to any of our major customers; our ability to compete in products and prices in the intensely competitive and cyclical semiconductor industry; our reliance on, and the anticipated benefits of, third-party design and/or manufacturing relationships; our ability to license intellectual property from third parties and to protect the intellectual property we own; economic, social and political conditions in the countries in which we operate, or our customers or suppliers operate, including security risks, health conditions, possible disruption in transportation networks and fluctuations in foreign currency exchange rates; and the other risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider these and other risks which are described in the company's Form 10-K for the year ended December 31, 2004 and in the company's other SEC filings. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

    About Freescale

    Freescale Semiconductor, Inc. (NYSE:FSL) (NYSE:FSL.B) is a global leader in the design and manufacture of embedded semiconductors for the automotive, consumer, industrial, networking and wireless markets. Freescale became a publicly traded company in July 2004 after more than 50 years as part of Motorola, Inc. The company is based in Austin, Texas, and has design, research and development, manufacturing or sales operations in more than 30 countries. Freescale, a member of the S&P 500(R), is one of the world's largest semiconductor companies with 2004 sales of $5.7 billion (US). www.freescale.com





            Freescale Semiconductor, Inc. and Subsidiaries
     Condensed Consolidated and Combined Statements of Operations
                             (Unaudited)
               (In millions, except per share amounts)


                                      Three Months Ended
                         ---------------------------------------------
                            July 1,        July, 3,       April 1,
                             2005           2004            2005
                         --------------  ------------  ---------------
                         (Consolidated)   (Combined)    (Consolidated)

Net sales                $       1,472   $     1,461   $        1,442
Cost of sales                      860           900              862
                          -------------   -----------   --------------

Gross margin                       612           561              580
                          -------------   -----------   --------------

Selling, general and
 administrative                    202           225              191
Research and development           266           242              264
Reorganization of
 businesses                          -            (2)              10
Separation expenses                  5            41                5
                          -------------   -----------   --------------

Operating earnings                 139            55              110
                          -------------   -----------   --------------

Other expense:
   Interest expense, net            (1)            -               (6)
   Other                            (2)           (1)             (10)
                          -------------   -----------   --------------

Total other expense                 (3)           (1)             (16)
                          -------------   -----------   --------------

Earnings before income
 taxes                             136            54               94
Income tax expense                  14            11                9
                          -------------   -----------   --------------

Net earnings             $         122   $        43   $           85
                          -------------   -----------   --------------

Net earnings per common
 share:
------------------------
Basic                    $        0.30                 $         0.21
Diluted                  $        0.29                 $         0.20
Weighted average common
 shares outstanding:
------------------------
Basic                              403                            401
Diluted                            420                            416

Pro forma net earnings
 per common share:
------------------------
Basic                                    $      0.15
Diluted                                  $      0.15
Pro forma weighted
 average common shares
 outstanding:
------------------------
Basic                                            278
Diluted                                          278




            Freescale Semiconductor, Inc. and Subsidiaries
                Condensed Consolidated Balance Sheets
                            (In millions)


                               July 1,       April 1,   December 31,
                                2005          2005          2004
                            -------------  ------------ -------------
                             (Unaudited)    (Unaudited)
ASSETS
Cash, cash equivalents and
 short-term investments     $      2,555  $      2,349  $      2,374
Accounts receivable, net             657           654           636
Inventories                          671           742           742
Deferred income taxes                 24            25            26
Other current assets                 159           183           183
Assets held-for-sale                  43            41            45
                             ------------  ------------  ------------

   Total current assets            4,109         3,994         4,006
                             ------------  ------------  ------------

Property, plant and
 equipment, net                    2,051         2,132         2,207
Investments                           14            22            31
Other assets                         420           385           389
                             ------------  ------------  ------------

   Total assets             $      6,594  $      6,533  $      6,633
                             ------------  ------------  ------------

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Notes payable               $          2  $          2  $          2
Accounts payable                     411           491           474
Accrued liabilities and
 other                               505           509           669
                             ------------  ------------  ------------

   Total current
    liabilities                      918         1,002         1,145
                             ------------  ------------  ------------

Long-term debt                     1,269         1,248         1,269
Deferred income taxes                 27            27            26
Other liabilities                    242           250           257

   Total stockholders'
    equity                         4,138         4,006         3,936
                             ------------  ------------  ------------
   Total liabilities and
    stockholders' equity    $      6,594  $      6,533  $      6,633
                             ------------  ------------  ------------




            Freescale Semiconductor, Inc. and Subsidiaries
       Condensed Consolidated and Combined Segment Information
                             (Unaudited)
                            (In millions)


                                      Three Months Ended
                         --------------------------------------------
                             July 1,        July 3,       April 1,
                              2005           2004          2005
                         ---------------  -----------  --------------
                          (Consolidated)   (Combined)  (Consolidated)
Net Sales:
Transportation and
 Standard Products       $          667   $      646   $         661
Networking and Computing
 Systems                            387          398             349
Wireless and Mobile
 Solutions                          401          400             412
Other                                17           17              20
                          --------------   ----------   -------------

       Segment totals    $        1,472   $    1,461   $       1,442
                          --------------   ----------   -------------

Operating Earnings
 (Loss):
Transportation and
 Standard Products       $           87   $       60   $          80
Networking and Computing
 Systems                             94           71              71
Wireless and Mobile
 Solutions                            5          (43)             15
Other                               (47)         (33)            (56)
                          --------------   ----------   -------------

       Segment totals    $          139   $       55   $         110
                          --------------   ----------   -------------




            Freescale Semiconductor, Inc. and Subsidiaries
                 Reconciliation of Non-GAAP Measures
                             (Unaudited)
                            (In millions)


                                     Three Months Ended
                         --------------------------------------------
                            July 1,        July 3,       April 1,
                             2005           2004           2005
                         --------------  -----------  ---------------
                         (Consolidated)   (Combined)   (Consolidated)

Net sales                $       1,472   $    1,461   $        1,442

Gross margin             $         612   $      561   $          580
Add:  Reorganization of
 businesses expenses                 -            -                3
                          -------------   ----------   --------------

Adjusted gross margin    $         612   $      561   $          583
                          -------------   ----------   --------------

Reorganization and
 Separation Expenses
 (Reversals):
Reorganization of
 business expenses
 included in cost of
 sales                   $           -   $        -   $            3
Reorganization of
 business expenses
 (reversals) included in
 operating expenses                  -           (2)              10
                          -------------   ----------   --------------

Total reorganization of
 business expenses
 (reversals)             $           -   $       (2)  $           13
Separation expenses                  5           41                5
                          -------------   ----------   --------------

Total reorganization of
 business and
 separation expenses     $           5   $       39   $           18
                          -------------   ----------   --------------


Net earnings             $         122   $       43   $           85
Add:  Total
 reorganization
 and separation expenses             5           39               18
Add:  Income tax
 (benefit)                          (1)          (8)              (2)
                          -------------   ----------   --------------

Adjusted net earnings    $         126   $       74   $          101
                          -------------   ----------   --------------

Diluted shares                     420                           416
Adjusted net earnings
 per diluted share       $        0.30                $         0.24

Pro Forma diluted shares                        278
Adjusted net earnings
 per diluted share                       $     0.27




                             July 1,                   December 31,
                              2005                         2004
                          --------------              ---------------
Cash and cash equivalents $         262               $          382
Short-term investments            2,293                        1,992
                           -------------               --------------
Total cash, cash
 equivalents and short-
 term investments         $       2,555               $        2,374
                           -------------               --------------

    CONTACT: Freescale Semiconductor, Inc., Austin
             Investors:
             Mitch Haws, 512-895-2454
             mitch.haws@freescale.com
             or
             Media:
             Glaston Ford, 512-895-6466
             glaston@freescale.com